EXHIBIT 10.5

BEC FUNDING II, LLC

AND

CEC FUNDING, LLC,

as Note issuers

THE BANK OF NEW YORK,

in its separate capacity as Certificate Trustee

THE BANK OF NEW YORK (DELAWARE),

in its separate capacity as Delaware Trustee,

MASSACHUSETTS RRB SPECIAL PURPOSE TRUST 2005-1,

as Certificate Issuer

and

MASSACHUSETTS DEVELOPMENT FINANCE AGENCY

acting jointly with

MASSACHUSETTS HEALTH AND EDUCATIONAL FACILITIES AUTHORITY

as Settlors

FEE AND INDEMNITY AGREEMENT

Dated as of                          , 2005

FEE AND INDEMNITY AGREEMENT dated as of                          , 2005 (as amended or restated from time to time, the “Agreement”), among THE BANK OF NEW YORK (DELAWARE), in its separate capacity as Delaware Trustee (the “Delaware Trustee”) under the Declaration of Trust (the “Declaration of Trust”), dated as of                          , 2005, the MASSACHUSETTS DEVELOPMENT FINANCE AGENCY and the MASSACHUSETTS HEALTH AND EDUCATIONAL FACILITIES AUTHORITY (collectively herein, the “Agencies”), acting jointly pursuant to Chapter 164 of the Massachusetts Acts of 1997 (the “Statute”) as Settlors under the Declaration of Trust, MASSACHUSETTS RRB SPECIAL PURPOSE TRUST 2005-1, as Certificate Issuer (the “Certificate Issuer” or the “Trust”), THE BANK OF NEW YORK, in its separate capacity as Certificate Trustee (the “Certificate Trustee”) under the Certificate Indenture (the “Certificate Indenture”) of even date herewith, BEC FUNDING II, LLC and CEC FUNDING, LLC, as Note Issuers (the “Note Issuers” and individually, a “Note Issuer”) under the Note Indentures (the “Note Indentures”) of even date herewith. All capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Certificate Indenture.

Section 1. Payment of Fees and Expenses of Certificate Trustee; Authorized Agents.

(a) Subject to Section 4 hereof, each Note Issuer hereby covenants and agrees to pay to the Certificate Trustee (or any successor trustee) from time to time its pro rata share of the reasonable compensation for its services under the Certificate Indenture and to reimburse it for its reasonable expenses (including, without limitation, reasonable legal fees and expenses and amounts owed to the Note Trustee and/or the Delaware Trustee that have been or are to be paid by the Certificate Trustee pursuant to Section 6.16 of the Certificate Indenture) incurred in connection therewith, it being understood that the Certificate Trustee shall have no recourse against the Agencies or against the Notes or the payments thereon and proceeds thereof, for payment of such amounts. The foregoing shall not adversely affect the right of the Certificate Trustee to receive payment of such amounts from amounts on deposit in the Collection Account (as defined in the related Note Indenture) in the priorities described in Section 8.02 of the related Note Indenture. The Note Issuers’ obligations to make payments of such amounts to the Certificate Trustee shall be subject to the priorities set forth in Section 8.02 of the Note Indentures. For purposes of this Agreement, the term “pro rata share” shall mean amounts incurred directly on behalf of a Note Issuer (e.g. expenses owed to the BEC Note Trustee by the BEC Note Issuer and paid by the Certificate Trustee, shall be an expense of that Note Issuer), and amounts that are not directly allocable to a particular Note Issuer (e.g. the reasonable compensation of the Certificate Trustee) shall be allocated to the Note Issuers in proportion to the original principal amount of the Notes of each Note Issuer.

(b) Subject to Section 4 hereof, each Note Issuer further covenants and agrees to pay, or cause to be paid, from time to time to each Authorized Agent its pro rata share of the reasonable compensation for its services and to reimburse it for its expenses incurred in connection with such service, it being understood that no Authorized Agent shall have any recourse against the Agencies or against the Notes or the payments thereon and proceeds thereof, for payment of such amounts. The appointment of any Authorized Agent shall be subject to the approval of the Agencies and the Note Issuers.

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(c) In addition, subject to Section 4 hereto, each Note Issuer covenants and agrees to reimburse the Certificate Trustee its pro rata share for any tax incurred other than through gross negligence, bad faith or willful misconduct on the part of the Certificate Trustee, arising out of or in connection with the acceptance or administration of the Trust Property under the Certificate Indenture (other than any tax attributable to the Certificate Trustee’s compensation for serving as such), including any costs and expenses incurred in contesting the imposition of any such tax.

(d) Notwithstanding anything herein to the contrary, if the Certificate Trustee shall have entered into a fee agreement in writing with the Certificate Issuer with respect to the Certificate Trustee’s compensation for services under the Certificate Indenture, the terms of such fee agreement shall control and the provisions of this Agreement shall not entitle the Certificate Trustee to greater compensation than that due and owing pursuant to such fee agreement.

Section 2. Payment of Fees and Expenses of Delaware Trustee.

(a) Each Note Issuer covenants and agrees to pay to the Delaware Trustee (or any successor trustee) from time to time its pro rata share of the reasonable compensation for the Delaware Trustee’s services under the Declaration of Trust and the Certificate Indenture and to reimburse the Delaware Trustee for its pro rata share of the reasonable expenses (including, without limitation, reasonable legal fees and expenses) incurred in connection therewith, it being understood that the Delaware Trustee shall have no recourse against the Agencies or against the Notes or the payments thereon and proceeds thereof, for payment of such amounts. Each Note Issuers’ obligations to make payments of such amounts to the Delaware Trustee shall be subject to the priorities set forth in Section 8.02 of the Note Indentures.

(b) In addition, subject to Section 4 hereof, each Note Issuer covenants and agrees to reimburse the Delaware Trustee for its pro rata share of any tax incurred other than through gross negligence, bad faith or willful misconduct on the part of the Delaware Trustee, arising out of or in connection with the acceptant or administration of the Trust Property under the Declaration of Trust (other than any tax attributable to the Delaware Trustee’s compensation for serving as such), including any costs and expenses incurred in contesting the imposition of any such tax.

(c) Notwithstanding anything herein to the contrary, if the Delaware Trustee shall have entered into a fee agreement in writing with the Certificate Issuer with respect to its compensation for services under the Declaration of Trust and the Certificate Indenture, the terms of such other fee agreement shall control and the provisions of this Agreement shall not entitle the Delaware Trustee to greater compensation than that due and owing pursuant to such fee agreement.

Section 3. Indemnity and Contribution.

(a) Each Note Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Delaware Trustee, the Certificate Trustee, the Certificate holders, the Trust, the Agencies and any of their respective affiliates, officers, directors, employees and agents (the “Indemnified Persons”) from and against the Note Issuer’s pro rata share of any and all losses, claims, actions, suits, taxes, damages, expenses (including, without limitation, legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind

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and nature whatsoever (collectively, “Expenses”), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the creation, operation or termination of the Certificate Issuer, the execution, delivery or performance of the Declaration of Trust or the Certificate Indenture, as the case may be, or the transactions contemplated thereby, the failure of a Note Issuer or any other person (other than the person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that a Note Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person and the Certificate holders may only exercise their rights and remedies hereunder through the Certificate Trustee and no Certificate holder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Certificate Trustee. A Note Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under this Section 3(a), (whether or not the Indemnified Person is an actual or potential party to such claim or action) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. The indemnification obligations of the Note Issuers under this Section 3(a) shall survive the termination of this Agreement and the resignation or removal of the Note Trustee or Certificate Trustee. The obligations of the Note Issuers to indemnify the Indemnified Persons as provided herein shall survive the termination of the Declaration of Trust, the termination, satisfaction or discharge of the Certificate Indenture and the resignation or removal of the Delaware Trustee or the Certificate Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. The Note Issuer’s obligations to make payments of such Expenses shall be subject to the priorities set forth in Section 8.02 of the Note Indenture.

(b) If the indemnity provided in paragraph (a) of this Section 3 is unavailable to or insufficient to hold harmless an Indemnified Person for any reason, each Note Issuer and such Indemnified Person agree to contribute to the aggregate Expenses to which a Note Issuer and such Indemnified Person may be subject in proportion to the relative benefits received by the Note Issuer and such Indemnified Person, respectively, from the offering of the Certificates and the Notes of that Note Issuer; provided, however, that if the allocation provided by the immediately preceding clause is unavailable for any reason, a Note Issuer and the Indemnified Person shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of that Note Issuer and such Indemnified Person, respectively, in connection with the actions or omissions giving rise to such Expenses as well as any other relevant equitable considerations; but in neither case shall any Indemnified Person be responsible for any amount in excess of the fees or other amounts received by such Indemnified Person in connection with the Basic Documents and the issuance of the Notes and the Certificates. The Note Issuers and the Indemnified Persons agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above.

Section 4. Payment. All amounts owed by the Note Issuers to the Certificate Trustee, the Delaware Trustee, the Trust, any Authorized Agent or the Agencies under the Declaration of

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Trust or the Certificate Indenture, as the case may be, shall be paid to the Certificate Trustee, the Delaware Trustee, the Trust, any Authorized Agent or the Agencies, as appropriate, pursuant to the Declaration of Trust or the Certificate Indenture, as the case may be, or, if a fee agreement or fee schedule has been provided to the Note Issuers, payment shall be made in accordance with said agreement or schedule, or if not otherwise provided, such amount shall be paid directly to the Certificate Trustee, the Delaware Trustee, the Trust, any Authorized Agent or the Agencies, as appropriate, until the Note Issuers are otherwise notified by the Certificate Trustee, the Delaware Trustee, the Trust, such Authorized Agent or such Agency; provided, however, that notwithstanding anything to the contrary in the Agreement or in any fee agreement or fee schedule, not later than 30 days following the selection of a successor Delaware Trustee pursuant to the provisions of Section 4.7 of the Declaration of Trust, the Note Issuers shall pay to the appropriate parties all amounts described in this Section 4 which have accrued through the date of selection of such successor Delaware Trustee; and the Note Issuers’ obligations to make payments to it shall be subject to the priorities set forth in Section 8.02 of the Note Indentures and the Note Issuers shall have no obligation to make any payment except to the extent consistent with Section 8.02 of the Note Indentures. The Note Issuers hereby irrevocably direct the Note Trustees to pay such amounts from monies on deposit in the Collection Accounts as provided pursuant to Section 8.02 of the Note Indentures.

Section 5. Notices. Unless otherwise specifically provided herein, all notices, directions, consents and waivers required under the terms and provisions of this Agreement shall be in English and in writing, and any such notice, direction, consent or waiver may be given by United States mail, courier service, telegram, telex, telemessage, telecopy, telefax, cable or facsimile (confirmed by telephone or in writing in the case of notice by telegram, telex, telemessage, telecopy, telefax, cable or facsimile) or any other customary, means of communication, and any such notice, direction, consent or waiver shall be effective when delivered, if to the Agencies, to:

Massachusetts Development Finance Agency
160 Federal Street
Boston, MA 02110
Attention: General Counsel
Facsimile: (617) 330-2001
Telephone: (617) 330-[ ]

And

Massachusetts Health and Educational Facilities Authority
99 Summer Street, 10th Floor
Boston, MA 02110
Attention: General Counsel
Facsimile: (617) 737-8366
Telephone: (617) 737-8377

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if to the Certificate Issuer (or the Trust), to:

The Bank of New York (Delaware), as Delaware Trustee for the Massachusetts RRB Special Purpose Trust 2005-1
c/o The Bank of New York
101 Barclay Street, Floor 8 West
New York, NY 10286
Attention: Asset Backed Finance Unit
Facsimile: (212) 815-5544
Telephone: (212) 815-5286

with copies to the Agencies at the address listed herein.

if to either Delaware Trustee, to:

The Bank of New York (Delaware)
c/o The Bank of New York
101 Barclay Street, Floor 8 West
New York, NY 10286
Attention: Asset Backed Finance Unit
Facsimile: (212) 815-5544
Telephone: (212) 815-5286

if to the Certificate Trustee, to:

The Bank of New York
101 Barclay Street, Floor 8 West
New York, NY 10286
Attention: Asset Backed Finance Unit
Facsimile: (212) 815-5544
Telephone: (212) 815-5286

if to the BEC Note Issuer, to:

BEC Funding II, LLC
One NSTAR Way
Westwood, MA 02090
Attention: Treasurer
Facsimile: (781) 441-
Telephone: (781) 441-8900

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If to the CEC Note Issuer, to:

CEC Funding, LLC
One NSTAR Way
Westwood, MA 02090
Attention: Treasurer
Facsimile: (781) 441-
Telephone: (781) 441-8900

if to the Note Trustee to:

The Bank of New York
101 Barclay Street, Floor 8 West
New York, NY 10286
Attention: Asset Backed Finance Unit
Facsimile: (212) 815-5544
Telephone: (212) 815-5286

Section 6. Survival of Agreements. This Agreement shall terminate upon the termination of the Certificate Issuer and the payment and discharge of all Certificates; provided, however, that the agreements of the Note Issuers set forth in Sections 3 and 7 hereof shall survive the termination of this Agreement or the resignation or removal of the Delaware Trustee, the Certificate Trustee or the Note Trustees.

Section 7. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, but subject to the Massachusetts Department of Telecommunications and Energy’s right to order the sequestration and payment of revenues arising with respect to the Transition Property notwithstanding any bankruptcy, reorganization or other insolvency proceedings with respect to the debtor, pledgor or transferor of the Transition Property pursuant to the Statute, the Agencies, the Certificate Issuer, the Delaware Trustee and the Certificate Trustee agree that they shall not, prior to the date which is one year and one day after the termination of the Note Indentures with respect to the Note Issuers, acquiesce, petition or otherwise invoke or cause the Note Issuers to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against a Note Issuer under any federal or state bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of a Note Issuer or any substantial part of the property of a Note Issuer, or ordering the winding up of the affairs of or the liquidation of a Note Issuer.

Section 8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

Section 9. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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Section 10. Non-Consolidation. The parties hereby acknowledge and agree that the BEC Note Issuer and Boston Edison Company, and the CEC Note Issuer and Commonwealth Electric Company, shall not be substantively consolidated, and that neither Boston Edison Company nor Commonwealth Electric shall have any liability or obligation of any kind with respect to this Agreement; provided, however, that this provision shall not be interpreted to relieve Boston Edison Company or Commonwealth Electric Company of its obligations to indemnify its respective Note Issuer pursuant to any other Basic Document, including without limitation with respect to amounts paid by a Note Issuer to person indemnified by it under this Agreement, to the extent the Note Issuer would otherwise be entitled to indemnification with respect to such amounts under such other Basic Documents.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the Agencies, the Delaware Trustee, the Certificate Trustee and the Note Issuers have caused this Agreement to be duly executed by duly authorized officers, all as of the date and year first above written.

MASSACHUSETTS DEVELOPMENT FINANCE AGENCY, as a Settlor

By:
Name:
Title:

MASSACHUSETTS HEALTH AND EDUCATIONAL FACILITIES AUTHORITY, as a Settlor

By:
Name:
Title:

THE BANK OF NEW YORK (DELAWARE), in its separate capacity as Delaware Trustee

By:
Name:
Title:

THE BANK OF NEW YORK, in its separate capacity as Certificate Trustee

By:
Name:
Title:

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BEC FUNDING II, LLC, as Note Issuer

By:
Name:
Title:

CEC FUNDING, LLC, as Note Issuer

By:
Name:
Title:

MASSACHUSETTS RRB SPECIAL PURPOSE TRUST 2005-1

By:	THE BANK OF NEW YORK (DELAWARE), as Delaware Trustee

By:
Name:
Title:

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